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                                                                      Exhibit 10

                              FOURTH AMENDMENT TO
                              --------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


CO-BORROWER:        KENDALL SQUARE TELECONFERENCING, INC.,
                    A MASSACHUSETTS CORPORATION
ADDRESS:            1 KENDALL SQUARE, SUITE 328
                    CAMBRIDGE, MASSACHUSETTS 02139

CO-BORROWER:        CONFERENCE SOURCE INTERNATIONAL, INC.,
                    A GEORGIA CORPORATION
ADDRESS:            100 HARTSFIELD CENTER PARKWAY
                    ATLANTA, GEORGIA 30354

CO-BORROWER:        TELEPHONE BUSINESS MEETINGS, INC.,
                    A DELAWARE CORPORATION
ADDRESS:            1861 WIEHLE AVENUE
                    RESTON, VIRGINIA 20190-5200

CO-BORROWER:        CALL POINTS, INC.,
                    A DELAWARE CORPORATION
ADDRESS:            1500 HUNTER LOOP ROAD
                    MONTGOMERY, ALABAMA 36108

CO-BORROWER:        AMERICAN CONFERENCING COMPANY, INC.,
                    A DELAWARE CORPORATION
ADDRESS:            690 KINDERKAMACK ROAD
                    ORADELL, NEW JERSEY 07649

CO-BORROWER:        COMMUNICATION DEVELOPMENT CORPORATION,
                    A CONNECTICUT CORPORATION
ADDRESS:            30 MAIN STREET, SUITE 400
                    DANBURY, CONNECTICUT 06810

CO-BORROWER:        A BETTER CONFERENCE, INC.,
                    A CALIFORNIA CORPORATION
ADDRESS:            255 N. EL CIELO, SUITE 260
                    PALM SPRINGS, CALIFORNIA 92262

CO-BORROWER:        CONFERENCE PRO INTERNATIONAL, INC.,
                    A TEXAS CORPORATION
ADDRESS:            8401 WESTHEIMER ROAD, SUITE 201
                    HOUSTON, TEXAS 77063

                 [NAMES OF CO-BORROWERS CONTINUED ON NEXT PAGE]

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CO-BORROWER:        A BUSINESS CONFERENCE-CALL, INC.,
                    A MINNESOTA CORPORATION
ADDRESS:            1107 HAZELTINE BOULEVARD, MD50
                    CHASKA, MINNESOTA 55318

DATE:     NOVEMBER 10, 2000

   This Fourth Amendment to Loan and Security Agreement (the "Amendment") is entered into by and between Coast Business Credit(R), a division of Southern Pacific Bank ("Coast"), and each of the Borrowers named above (except where expressly stated otherwise or unless the context requires a different meaning, reference to "Borrower" in this Amendment, the Loan and Security Agreement, and all documents and agreements related thereto, shall mean each of the above-referenced Borrowers, jointly and severally). This Amendment principally amends the Schedule (the "Schedule") to the Loan and Security Agreement. The Schedule, as modified by this Amendment, shall for all purposes be deemed to be, and the same shall constitute an integral part of the Loan and Security Agreement. (Definitions and certain terms used in this Amendment shall have the meanings set forth in the Loan and Security Agreement, the Schedule and all other documents and agreements executed in connection therewith or in furtherance thereof).

   For good and valuable consideration, receipt of which is hereby acknowledged, the Schedule is hereby amended in the following respects by this Amendment and by reason thereof the Loan and Security Agreement, to the extent governed or impacted by the Schedule, is also amended to the extent that modifications of the Schedule result in modifications to the Loan and Security Agreement.

SECTION 2.1 OF THE SCHEDULE (DEALING WITH "CREDIT FACILITIES") IS AMENDED TO READ AS FOLLOWS:

SECTION 2.1 - CREDIT LIMIT: Loans in a total amount at any time outstanding not to exceed the lesser of a total of Fifteen Million Dollars ($15,000,000) at any one time outstanding (the "Maximum Dollar Amount"), or the sum of (a),
     (b) and (c) below:

     (a)  [unchanged]

     (b)  [unchanged]

     (c) Equipment Acquisition Loans in a total amount not to exceed the lesser of:

          (1)  [unchanged]

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          (2)  Nine Million Dollars ($9,000,000)

     Interest on the outstanding Equipment Acquisition Loans above Four Million Dollars ($4,000,000) shall accrue at a rate equal to the "Prime Rate" plus 2.0% per annum.

     Notwithstanding anything contained in the Loan and Security Agreement, the Schedule or any other document, agreement or note to the contrary, fifty percent (50%) of collections of all Borrowers on all Accounts for each month in excess of the average collections for the immediately preceeding three (3) months shall be paid to or applied by Coast as an additional reduction to the CAPEX loan balance. This shall begin with collections for November, 2000 and November's collections shall be compared to $6,497,000 (representing the average collections for August, September and October of $7,607,000, $5,774,000 and $6,110,000 respectively) and shall continue each month thereafter.

     Except as expressly modified herein, all other terms and conditions of
Section 2.1 of the Schedule, as previously modified or amended, remain unchanged.

SECTION 3 OF THE SCHEDULE (DEALING WITH "INTEREST AND FEES") IS AMENDED AND SUPPLEMENTED AS FOLLOWS:

SECTION 3.2 - AMENDMENT FEE: In addition to all previously earned origination, amendment and other fees, a supplemental amendment fee for this Fourth Amendment of $400,000 is fully earned upon the effective date of this Amendment of which $150,000 shall be paid in the month of November, 2000 and the remaining $250,000 shall be paid in the month of December, 2000.

     Except as expressly modified herein, all other terms and conditions of
Section 3 of the Schedule, as previously modified or amended, remain unchanged.

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SECTION 8.1 OF THE SCHEDULE (DEALING WITH "OTHER PROVISIONS") IS SUPPLEMENTED TO
INCLUDE THE FOLLOWING:

SECTION 8.1 - OTHER PROVISIONS:

     1.  [UNCHANGED]

     2.  [UNCHANGED]

     3.  [UNCHANGED]

     4.  [UNCHANGED]

     5.  [UNCHANGED]

     6.  [UNCHANGED]

     7.  [UNCHANGED]

     8.  [UNCHANGED]

     9.  [UNCHANGED]

     10. At all times during the term of this loan, Borrower shall maintain a Debt Service Coverage ratio of not less than 1.15:1 on a monthly basis. "Debt Service Coverage" shall be defined as the prior three months' average EBITDA less the prior three months' average cash expenditures for capital assets plus accrued taxes divided by the current month's accrued principal and interest payments (excluding trade accounts payable and other accruals incurred in the ordinary course of the Borrower's business and excluding any excess amounts payable on the CAPEX loan balance pursuant to the 50% of collections formula set forth in subsection 2.1 (c) above). In addition to the foregoing, for the month of September, 2000 ONLY Borrower may exclude $1,710,000 from the EBITDA for purposes of computing Debt Service Coverage (and such exclusion shall carry forward the September component in computing the three months' average EBITDA).

     11.  [UNCHANGED]

     12. This subsection (which deals with maintaining 80% of projected EBITDA) is hereby deleted. Any prior violations of this covenant are hereby waived.

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     Except as expressly modified herein, all other terms and conditions of
Section 8.1 of the Schedule, as previously modified or amended, remain unchanged.

Kendall Square Teleconferencing, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Call Points, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Conference Source International, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Telephone Business Meetings, Inc.

By:
   --------------------------------
Its:
    -------------------------------

American Conferencing Company, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Communication Development Corporation

By:
   --------------------------------
Its:
    -------------------------------

A Business Conference-Call, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Conference Pros International, Inc.

By:
   --------------------------------
Its:
    -------------------------------

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A Better Conference, Inc.

By:
   --------------------------------
Its:
    -------------------------------

Coast Business Credit(R),
a Division of Southern Pacific Bank

By:
   --------------------------------
Its:
    -------------------------------



       CONSENT AND ACKOWLEDGEMENT OF GUARANTOR AND SUBORDINATING CREDITOR
       ------------------------------------------------------------------

  The undersigned Guarantor and Subordinating Creditor hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Amendment and agrees to be bound thereby.

VIALOG CORPORATION

By:
   --------------------------------
Its:
    -------------------------------

Address:     32 Crosby Drive
  BEDFORD, MASS. 01730

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